Filed Pursuant to Rule 497(a)

File No. 333-175654

Alternative Thinking Investment Perspectives from Franklin Square Capital Partners GM Drives Home the Advantages of Secured Loans When giant U.S. automaker General Motors went into bankruptcy, many stakeholders were left in the dust. Shares of GM, which peaked above $90 in 2000, became worthless. They were completely wiped out. Their value went to $0. Holders of GM unsecured bonds — mutual funds, pension funds, hedge funds and retail investors — did not fare much better. When the federal government stepped in to bail out GM, the company’s $27 billion in unsecured bonds were exchanged for 10% of the stock of the restructured GM and warrants to purchase additional equity. These bondholders, who certainly expected that a bond in an industry powerhouse would pay their entire investment back, virtually saw a complete loss of principal. Bleak indeed. Remarkably there was one bright spot in GM’s capital structure: secured loans. GM and Saturn secured these obligations with a first priority security interest in its equipment, fixtures, documents, general intangibles, all books and records, and their proceeds. So what happened to these loans? During bankruptcy court proceedings, it was determined that all amounts outstanding under GM’s secured debt, close to $6 billion, were to be repaid in full. In other words, while equity and bondholders forfeited billions, investors in the term loan were made whole, even in the direst financial circumstances. GM’s term loan was a senior secured loan, similar to those held in FS Investment Corporation II (FSIC II). The main difference is that FSIC II targets private companies. Senior secured debt is highest in the pecking order to be honored should a company hit hard times and struggle to repay debt. This, coupled with the fact that loans are secured by the borrower’s assets, means that senior secured loans are the safest of all corporate investments in a downside scenario, as one can see plainly in the case of GM. Of course, no company can guarantee that the collateral securing its senior secured loans will not decrease in value, lose its entire value over time or fluctuate based on the performance of the company, which may lead to a loss of principal. For added protection, the interest rates on most of FSIC II’s loans float with prevailing rates, protecting investors/lenders from rising rates, which tend to devalue bonds. Finally, companies in FSIC II’s portfolio undergo exhaustive analysis from the specialists at GSO / Blackstone Debt Funds Management LLC (an affiliate of the Blackstone Group L.P. and one of the largest credit investors in the world) to ensure that their businesses are healthy enough to comfortably manage their debt. We believe GM’s case underscores the importance of seniority when one is considering investing in corporate debt. Franklin Square Capital Partners is a national distributor and sponsor of alternative investment products structured for the mainstream investor. Founded in 2007 by an experienced group of alternative investment industry professionals, Franklin Square’s goal is to bring the benefits of an institutional-class investment portfolio to investors through exposure to innovative alternative investment products Cira Centre managed by what it deems to be best-in-class alternative asset 2929 Arch Street, Suite 675 | Philadelphia, PA 19104 managers. Franklin Square distributes its sponsored financial products 215-495-1150 | franklinsquare.comto the broker-dealer community through its affiliated wholesaling broker-dealer, FS2 Capital Partners, LLC (Member FINRA/SIPC). This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the Attorney-General of the State of New York nor any other State regulators have passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful. Products made available by Franklin Square Capital Partners are offered to the public through FS2 Capital Partners, LLC (Member FINRA/SIPC), which acts as the dealer manager, and through other selected dealers that are members of the Financial Industry Regulatory Authority (FINRA). Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds. Michael C. Forman, CEO Franklin Square Capital Partners There was one bright spot in GM’s capital structure…

FRANKLIN SQUARE
CAPITAL PARTNERS

FSIC II Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in the "Risk Factors" section of our prospectus before deciding to invest in shares of our common stock. The following are some of the risks an investment in us involves:

- Investing in small and middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives.
- We have not identified any specific investments that we will make with the proceeds of this offering and you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock. As a result, our offering may be considered a "blind pool" offering.
- While the management team of our investment adviser, FSIC II Advisor, LLC (FSIC II Advisor), consists of the same personnel that form the investment and operations team of FB Income Advisor, LLC, the investment adviser to FS Investment Corporation, and FS Investment Advisor, LLC, the investment adviser to FS Energy and Power Fund, FSIC II Advisor is a new entity and has no prior experience managing a BDC or a RIC. Therefore, FSIC II Advisor may not be able to successfully operate our business or achieve our investment objectives.
- Economic activity in the United States was adversely impacted by the global financial crisis of 2008 and has yet to fully recover. These conditions may make it more difficult for us to achieve our investment objectives.
- The downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact our business, financial condition and results of operations.
- Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it is unlikely that you will be able to sell your shares.
- There is a risk that investors in our equity securities may not receive distributions or that our distributions will not grow over time.
- We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions. We have not established limits on the amount of funds we may use from net offering proceeds or borrowings to make distributions.
- While we intend to conduct quarterly tender offers for our shares pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of satisfying the minimum offering requirement, only a limited number of shares will be eligible for repurchase and we may suspend or terminate the share repurchase program at any time.
- The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes. A return of capital is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to FSIC II Advisor. Each year a statement on Form 1099-DIV identifying the source of the distributions that we make will be mailed to you.
- We intend to qualify as a RIC for federal income tax purposes but may fail to do so. Such failure would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance.
- As a result of the annual distribution requirement to maintain our qualification as a regulated investment company, or RIC, we will likely need to continually raise cash or borrow to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.
- We intend to invest primarily in senior secured term loans and second lien secured loans of private U.S. companies, and, to a lesser extent, subordinated debt and selected equity investments issued by private U.S. companies, including small and middle market companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. For our senior secured and second lien secured loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal. Subordinated debt investments are typically unsecured, and this may involve a heightened level of risk, including a loss of principal or the loss of the entire investment.
- The potential for FSIC II Advisor to earn incentive fees under the investment advisory and administrative services agreement may create an incentive for it to make investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on gross assets, FSIC II Advisor may have an incentive to increase portfolio leverage in order to earn higher base management fees. In addition, since our investment sub-adviser, GSO / Blackstone Debt Funds Management LLC (GDFM), will receive a portion of the advisory fees paid to FSIC II Advisor, GDFM may have an incentive to recommend investments that are riskier or more speculative.
- This is a "best efforts" offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.
- FSIC II Advisor, its affiliates and GDFM face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner, but which may result in actions that are not in our stockholders' best interests.
- After satisfying the minimum offering requirement, the purchase price at which you purchase shares will be determined at each semi-monthly closing date. As a result, such purchase price may be higher than the prior semi-monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior semi-monthly closing price.
- In the event of a decline in our net asset value, our board of directors may elect not to reduce our net offering price per share. As a result, your purchase price may be materially higher than our current net asset value per share.
- We may borrow funds to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities.
- Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of any losses suffered by a few of these investments.

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus.

This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which it relates. A copy of the prospectus must be made available to you in connection with this offering.

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.